CONSOLIDATED STATEMENTS OF CONDITION (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Assets
Securities held to maturity, net of allowance for credit losses	$ 1	$ 2
Shareholders' Equity
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	5,490,995	5,470,453
Treasury stock, shares (in shares)	779,994	697,321